Exhibit 10.5
“FULL SERVICE” OFFICE LEASE
CEMO-COMMERCIAL, INC., 1107 Investment Blvd, Suite 150, El Dorado Hills, California 95762

THIS LEASE is made as of the       February 21, 2008      , (dated for reference purposes only) by and between Landlord and Tenant.

1.  Terms and Definitions. For the purposes of this Lease, the following terms shall have the following definitions and meanings:

“Full Service” Lease: In general, other than elaborated upon elsewhere in this Lease, this Lease provides for rental payment that covers common area and building maintenance, building taxes, utilities, janitorial services and building insurance.    Tenant pays costs of installation and maintenance of telephone/communication and security systems.

Landlord:	CSS Properties, LLC

Landlord's Address:	1107 Investment Blvd, Ste 150 El Dorado Hills, CA 95762

Tenant:	Cellynx, Inc.

Building Address:	5047 Robert J Mathews Parkway El Dorado Hills, CA 95762

Suite number:	Suite 400

Premises:	Those certain premises defined in Paragraph 2(a) hereinbelow, approximately as shown on the drawing, to be shown as Exhibit A.

Approximate Square Feet within Premises: Approximately        1,570         square feet of 11,520 square foot building. Square feet shall be computed to include measurements to the outside of the outside walls, or where walls are recessed the drip line, to the outside of the interior hallway walls, and to the middle of interior walls that divide suites.

Term:	One (1) year, commencing on the Commencement Date, Upon Substantial Completion of Tenant Improvements, and terminating one (1) year from Commencement Date.

Early Possession:
           N/A              ("Early Possession Date").  If an Early Possession Date is specified and if Tenant totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy.  All other terms of this Lease shall be in effect during such period.  Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

Rent:	See Paragraph 52 for monthly rent during each year of this lease.

Security Deposit:	The Security Deposit shall be $2,198.00.

Brokers:	The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

o _________________	represents Landlord exclusively ("Landlord's Broker");
☐ _________________	represents Tenant exclusively (“Tenant’s Broker");
☒ Cemo Commercial, Inc.	represents both Landlord and Tenant ("Dual Agency").

Payment to Brokers: Upon the execution of this Lease by both Parties, Landlord shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Landlord and said Broker(s) (or in the event there is no separate written agreement between Landlord and said Broker(s), the sum of (per agreement) for brokerage services rendered by said Broker(s) in connection with this transaction.

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2.    Premises and Common Areas Leased.

a.    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises contained within the suite designated in Paragraph 1 and improved by Landlord with the Leasehold Improvements described in plans to be provided by Landlord and approved by Tenant, said Premises being agreed, for the purposes of this Lease, to have an area approximately the number of square feet designated in Paragraph 1, of that certain office building located at the address designated in Paragraph 1 (hereinafter called "Building".)  The Premises exclude the common rest rooms, entrance area, hallways, access ways, pipes, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the office project.  Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of Lease terms, covenants and conditions.

b.    Tenant shall have the non-exclusive right to use in common with other tenants in the Building and subject to the Rules and Regulations reasonably established by Landlord, the following areas appurtenant to the Premises:

(i)    The common rest rooms, entrance area, hallways, access ways, pipes, conduits, wires and appurtenant equipment serving the Premises;

(ii)    Common walkways and sidewalks necessary for access to the Building maintained by Landlord.

c.    Landlord reserves the right from time to time without unreasonable interference with Tenant’s use and having given Tenant prior notices:

(i)    To install, use, maintain, repair and replace pipes, ducts, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the premises and to expand the Building;

(ii)    To alter or relocate any other common facility.

3.    Term.  The term of this Lease shall be for the period designated in Paragraph 1 commencing on the Commencement Date, and ending on the expiration of such period, unless the term hereby demised shall be sooner terminated as hereinafter provided. Upon commencement of the term, this Lease shall be amended to set forth the actual dates of commencement and ending of the term.

4.    Possession.  Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant on the date above specified for the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in such event Tenant shall not be liable for any rent until such times as Landlord tenders delivery of possession of the Premises to Tenant with Landlord's work therein, if any, substantially completed. Should Landlord tender possession of the Premises to Tenant prior the date specified for commencement of the term hereof, and Tenant elects to accept such prior tender, such prior occupancy shall be subject to all of the terms covenants and conditions of this Lease, including the payment of rent.

5.    Annual Basic Rent.  The term "Commencement Date" as used herein is defined in Paragraph 1, above.  From the Commencement Date, Tenant agrees to pay landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in twelve (12) equal monthly installments, each in advance on the first day of each and every calendar month during said term. In the event the term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rental shall be paid at the commencement of such periods.  Said rental shall be paid to Landlord, without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Paragraph 1 or to such other person or at such other place as Landlord may from time to time designate in writing.

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6.    Rental Adjustment.   Rent shall be adjusted in accordance with Paragraph 52.

7.    Security Deposit.  Tenant has deposited with Landlord the Security Deposit designated in Paragraph 1.  Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent, landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default.  If any portion of said deposit so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach to this Lease.  Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Security Deposit.  If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term.  Should Landlord sell its interest in the Premises during the term hereof and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.

8.    Use.  Tenant shall use the Premises for general office purposes and purposes incident thereto, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building of which the Premises are a part, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy.  Tenant shall comply with any direction of any governmental authority having jurisdiction, which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use of occupation thereof.  Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein an shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function.   Tenant shall promptly upon notice reimburse Landlord as additional rent for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph 8.  Tenant shall not do or permit anything to be done in or about the Premises which will unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.  Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in good repair and appearance.  Notwithstanding the foregoing, Tenant shall have no responsibility for repairing or maintaining:

a.    Any items warranted by Landlord,

b.    Structural portions of the Premises and the Building, including the roof, exterior walls and foundation, and,

c.    The electrical, plumbing and HVAC systems within the Premises.  As part of its use of the Premises, Tenant shall have the right to assemble and repair equipment at the Premises incidental to its business, provided that such activity does not constitute a major use of the Premises.

9.    Payment and Notices.  All rents and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord at the address designated by Landlord in Paragraph 1 above or at such other places as Landlord may hereafter designate in writing.  Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building of which the Premises are a part, or to Landlord at its address designated in Paragraph 1.  Either party may by written notice to the other specify a different address for notice purposes except that Landlord may in any event use the Premises as Tenant's address for notice purposes.  Any notice or communication shall be deemed to have been given on the date, which it is personally delivered, or, if mailed, three (3) days after the date on which it is deposited in the United States.

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10.    Brokers.  The parties recognize that the brokers who negotiate this Lease are the brokers whose names are stated in Paragraph 1, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor.  The parties warrant to each other that each has not dealt with any real estate agents or broker other than those brokers stated in Paragraph 1.  Each party agrees to indemnify, defend, and hold harmless from all loss, claim, cost, and expense incurred as a result of a breach of this warranty.

11.    Holding Over.  If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to one hundred fifty percent (150%) of the rent in effect upon the date of such expiration (subject to adjustment as provided in Paragraph 6 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable.  Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal.  The forgoing provision of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law.

12.    Taxes on Tenant's Personal Property and Trade Fixtures.

a.    Tenant shall be liable for and shall pay at least ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises.

b.    Landlord shall be responsible and shall pay for all taxes attributable to the real property Leasehold Improvements made by Landlord to the Premises.

13.    Condition of Premises.  Except as otherwise provided in this Lease, Tenant acknowledges that neither Landlord nor any agent of Landlord had made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business.  Landlord hereby represents and warrants to Tenant that as of the Commencement Date, the Premises, Building and the property are in compliance with all applicable governmental laws, ordinances or regulations applicable to the use of the Premises, including, without limitation, the Americans with Disabilities Act of 1990.  Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any costs, losses, or damages arising out of a breach of the foregoing representation.

14.    Alterations.

a.    Tenant shall make no alterations, decorations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord.  Tenant agrees that there shall be no constructions of partitions or other obstructions, which might interfere with Landlord's free access to mechanical installations or facilities.  All such work shall be done at such times and in such manner as Landlord may from time to time designate.  Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction and in full compliance with the rules, orders, directions, regulations, and requirements of the Pacific Fire Rating Bureau, or of any similar body.  Before commencing any work, Tenant shall give Landlord at least five (5) days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work.  Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to tenant, will be discharged by Tenant by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant.  All alterations, decorations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wall covering, built-in cabinet work, paneling, and the like, shall, unless Landlord elects otherwise, become the property of Landlord and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, expect that Landlord may, by written notice to Tenant, given at the time such work is performed, require Tenant to remove all partitions counters, railings, and the like installed by Tenant, and tenant shall repair any damage to the Premises arising from such removal or at Landlord's option, shall pay to the Landlord's costs of such removal and repair.  Notwithstanding anything contained in the foregoing to the contrary, Tenant shall have the right, without the consent of Landlord, to make certain minor alterations or improvements to the Premises costing in the aggregate not greater than $10,000, provided, however, that Tenant shall provide Landlord with notice of its intent to perform such work in advance of such performance.

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b.    All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal.  If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession, or Landlord may, at its option without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to landlord and upon the expense incident to the removal and sale of said effects.

c.    Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises if required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways, thereof, to change the name by which the Building is commonly known, as Landlord may deem necessary or desirable.  Nothing contained in this Subparagraph 14c. Shall be deemed to relieve Tenant of any duty, obligation, or liability of tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement or any government obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof other than as otherwise provided in this Lease.  Notwithstanding anything contained in the foregoing to the contrary, no such changes, alteration, additions, improvement, repairs or replacements in or to the building, and the fixtures or equipment thereof, shall materially affect tenant's access to and use of the Premises.

15.    Repairs.

a.    Subject to the representations and warranties and repair obligations of Landlord contained in this Lease, by entry hereunder, Tenant shall accept the premises as being in good and sanitary order, condition and repair.  Tenant shall, when and if needed or whenever reasonably requested by Landlord to do so, when not resulting from natural disaster as covered by Landlord’s insurance, at Tenant’s sole cost and expense, make all repairs to the Premises and every part thereof, including all windows and doors, to keep, maintain and preserve the premises in good condition and repair.  Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the same conditions when received, ordinary wear and tear and casualty damages (i.e. fire, earthquake) accepted.  At Lease termination, Tenant shall not be responsible for repainting walls or cleaning carpet unless damage is beyond that considered normal wear and tear.  Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

b.    Anything contained in Subparagraph 15a above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building and the premises including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by Tenant, its agents, servants, or employees in which case Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs.  Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time (normally two days) after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.  Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.  Landlord also shall be responsible for repairing and maintaining in good condition and repair the common areas of the Building and the Premises.  Notwithstanding anything contained in the foregoing to the contrary, in the event that, as a result of any repairs, maintenance or improvements by Landlord to the Building or the Premises, Tenant's ability to use the Premises is adversely affected for a period of two (2) or more business days, all rent payable hereunder shall abate until such time as such repairs, maintenance or improvements no longer adversely affect Tenant's use of the Premises; provided, however, that no such abatement shall apply in the vent such repairs, maintenance or improvement are necessitated by Tenant's negligence or willful misconduct.

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c.    Matters Pertaining to Toxic Mold.  Whenever the terms “Hazardous Materials”, “Hazardous Substances”, or similar terms are used within the lease, such definitions shall include or shall mean mold and fungi of all types and conditions, whether containing toxic properties or not.  Furthermore, tenant shall comply with any guidelines established by the California Department of Health Services for the prevention or remediation of mold.  In addition to tenant’s obligation to prevent and remediate the existence of mold as required under this lease, tenant shall immediately notify landlord of any mold or chronic water intrusion or flood conditions that exist upon or within the Premises.

Regardless of the cause or responsibility for the presence of mold or a chronic water intrusion or flood condition, tenant shall take all steps necessary to prevent the amplification of any contamination problem, and shall take all steps necessary to prevent tenant’s employees, agents, invitees, customers, etc. from becoming exposed to any mold condition.

16.    Liens.  Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the real property of which the Premises form a part nor against the Tenant's leasehold interest in the Premises.

17.    Entry by Landlord.  Landlord reserves and shall, after providing prior notice to Tenant, have the right to enter the Premises to inspect the same and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of tenant and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable.  Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.  For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant.  Is understood and agreed that no provisions of this Lease shall be construed as obligation for Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord.

18.    Utilities and Services.  Landlord agrees to furnish to the Premises reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purpose, heat and air conditioning (engineered for size) required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs strikes, lockouts, or other labor disturbances or labor disputes of any character, or for any other causes.  Notwithstanding anything contained in the foregoing to the contrary, in the event that interruption in utilities or services to the Premises continues for a period of three (3) or more days and such interruption is not the direct result of Tenant's negligence or willful misconduct, all rent payable hereunder shall abate until such time as such utilities and/or services are restored to the Premises.  If such interruption continues for a period of thirty (30) or more days, Tenant shall have the right to terminate this Lease upon ten (10) days written notice to Landlord.  Landlord shall provide janitorial services to the Premises.  Landlord shall pay costs of gas and electrical services to the Premises.

19.    Bankruptcy.  If Tenant shall file a petition in bankruptcy under any Chapter of the Bankruptcy Act as then in effect, or if Tenant be adjudicated bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty (60) days from the date thereof, or if a receiver or trustee be appointed of Tenant’s property, and the order appointing such receiver or trustee not be set aside or vacated within sixty (60) days after the entry thereof, or if the Tenant shall assign Tenant's estate or effects for the benefit of creditors, Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord, forthwith terminate this Lease, and notwithstanding any other provision of this Lease, Landlord in addition to any and all rights and remedies allowed by law or equity, shall upon such termination be entitled to recover damages in the amount provided in Paragraph 25 (b) below and neither Tenant nor any person claiming through or under Tenant or by virtue of any statue or order of any court shall be entitled to possession of the Premises but obtain as damages by reason of any such termination an amount equal to the maximum allowed by any statue or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of damages recoverable under the provisions of this Paragraph 19.

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20.    Indemnification.   Except to the extent arising from Landlord's negligence or willful misconduct, Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act negligence or intentional misconduct, any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord.  Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, upon or about the Premises from any cause whatsoever except that which is caused by Landlord's negligence or by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable time, and Tenant hereby waives all its claims in respect thereof against Landlord. Except to the extent arising out of Tenant's negligence or willful misconduct, Landlord shall indemnify and hold harmless Tenant against and from any and all claims arising from any activity, work, or thing done, permitted or suffered by Landlord in or about the Building, and shall further indemnify and hold harmless Tenant against and from any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from the negligence or intentional misconduct of Landlord, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Tenant by reason of such claim, Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel approved in writing by Tenant.

21.    Damage to Tenant's Property.  Except to the extent arising from Landlord's negligence or willful misconduct, notwithstanding the provision of Paragraph 20 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street, or sub-surface or from any other place or resulting from dampness or any other cause whatsoever.  Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments.  Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or defects therein or in the fixtures or equipment.

22.    Insurance.

a.    Tenant shall, during the entire term hereof and during any rent free period or period of prior occupancy, at its sole cost and expense, obtain, maintain and keep in full force and effect, with Tenant, Landlord and the mortgagees of Landlord named as insureds therein as their respective interests may appear, the following insurance:

(i)    Fire insurance including extended coverage, vandalism and malicious mischief upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, furniture, fittings, installations, fixtures and any other personal property, in an amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall be conclusive.

(ii)    Commercial General Liability Insurance, coverage to include personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, products and completed operations liability in limits of not less than One Million Dollars ($1,000,000) inclusive.

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(iii)    Workers’ Compensation and Employer's Liability Insurance, which meets statutory requirements for the State of California.

b.    All policies shall be taken out with insurers reasonably acceptable to Landlord and in form satisfactory from time to time to Landlord.  Tenant agrees that certificates of insurance on the Landlord's standard form, or if required by Landlord or the mortgagees of Landlord, certified copies of each such insurance policy, will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the Premises, including possession taken under the last sentence of Paragraph 4 hereof.  All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord in writing not less than thirty (30) days prior to any material change reduction in coverage, cancellation, or other termination thereof.

c.    In the event of damage to or destruction of the Building entitling Landlord to terminate this lease pursuant to Paragraph 23 hereof, if the Premises have also been damaged, Tenant will immediately pay to Landlord all of its insurance proceeds relating to the Leasehold Improvements and alterations in the Premises.  If the Premises have not been damaged, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, the Leasehold Improvements, the alterations and the Premises.

d.    Landlord covenants and agrees that throughout the Term it will insure the Building (excluding any property with respect to which Tenant is obliged to insure pursuant to the provisions of Subparagraph 22 a. above), against damage by fire and standard extended coverage perils and public liability insurance in such reasonable amounts with such reasonable deductions as would be carried by a prudent owner of a similar building in El Dorado Hills Business Park.  Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine advisable.  Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord.  Landlord will not carry insurance of any kind on Tenant's furniture or furnishings, or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease; and Landlord shall not be obligated to repair any damage thereto or replace the same.

e.    Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article, which may be prohibited by any insurance policy in force from time to time covering the Building and Building Standard Work. In the event Tenant's occupancy or conduct of business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums as additional rent within ten (10) days after being billed therefor by Landlord.  In determining whether increased premiums are a result of Tenant's use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the leasehold Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges, which make up such rate.  Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises.

f.    If any insurance policy carried by Landlord, as provided by Subparagraph 22 d. above, shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, in any way by reason of the use or occupation of the Premises or any part thereof by Tenant or by any assignee or subtenant of Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to remedy the condition by giving rise to cancellation, or threatened cancellation or reduction of coverage within ten (10) days after notice thereof, Landlord may at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such conditions and Tenant shall forthwith pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located in the Premises as a result of such entry.  In the event that the Landlord shall be unable to remedy such condition, the Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provision of this Subparagraph 22f, if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligations to attempt to remedy such default.

g.    Any policy or policies of fire, extended coverage or similar casualty insurance, which either party obtains in connection with the Premises shall include a clause or endorsement denying the Insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss.  Landlord and Tenant waive any right of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

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23.    Damage or Destruction.

a.    In the event the Building and/or the Building Standard Work is damaged by fire or other perils covered by Landlord's extended coverage insurance, Landlord shall:

(i)    In the event of total destruction, at Landlord's option, within a period of ninety (90) days thereafter, commence repair, reconstruction and restoration of said Building and/or Building Standard Work and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within said ninety (90) day period elect not to so repair, reconstruct or restore said Building and/or Building Standard Work, in which event this Lease shall terminate.  In either event, Landlord shall give Tenant written notice of its intention within said ninety (90) day period.  In the event Landlord elects not to restore said Building and/or Building Standard Work, this lease shall be deemed to have terminated as of the date of such total destruction.

(ii)    In the event of a partial destruction of the Building and/or the Building Standard Work, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building and/or the Building Standard Work may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect.  If such work of repair, reconstruction and restoration is such as to require a period longer than ninety (90) days or exceeds twenty -five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore and this Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall in such event terminate.  Under any of the conditions of this Subparagraph 23a ii), Landlord shall give written notice to Tenant of its intention within said ninety (90) day period.  In the event Landlord elects not to restore said Building and/or Building Standard Work, this Lease shall be deemed to have terminated as of the date of such partial destruction.

b.    Upon termination of this Lease under any of the provisions of this Paragraph 23, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have theretofore accrued and are then unpaid.

c.    In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental provided to be paid under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration.  Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

d.    Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph 23.  Notwithstanding anything to the contrary contained in this Paragraph 23, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one hundred fifty (150) days after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one hundred fifty(150) day period.

e.    It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

f.    Notwithstanding anything to the contrary contained in this Paragraph 23, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 23 occurs during the last twelve (12) months of the term of this Lease or any extension hereof, and either party shall have the right to terminate this lease.

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g.    Notwithstanding anything to the contrary contained in this Paragraph 23, if reasonably adequate temporary space cannot be secured within 20 miles of the building, at a cost of no more than 150% of the rent that would otherwise be due the Landlord, the Tenant shall have the right to terminate the Lease.

24.    Eminent Domain.  In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority.  Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant.  In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at his option may terminate this Lease.  If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration.  Nothing contained in this Paragraph 24 shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant.

25.    Defaults and Remedies.

a.    The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

(i)    The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure § 1161.

(ii)    The failure by Tenant to observe or perform any of the express or implied covenants or provision of this lease to be observed or performed by Tenant, other than as specified in Subparagraph 25a. (i) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure § 1161; provided, further, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) days period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord.

(iii)    (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition files against Tenant, the same is dismissed within sixty (60) days); (3) the appointment of a trustee or receiver to take possession of substantially all of tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days.

b.    In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant thereunder.  In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

(i)    The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

(ii)    The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

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(iii)    The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

(iv)    Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in paragraphs 25b. (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum.  As used in Subparagraph 25b(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

c.    In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.  No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 25c. shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless a court of competent jurisdiction thereof decides the termination.

d.    All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord or any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver.  The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

26.    Assignment and Subletting.  Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent.  Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable at Landlord's election, and shall constitute a default.  No consent to and assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this paragraph.  Tenant shall notify Landlord in writing of Tenant's intent to sublease, encumber or assign this Lease and Landlord shall, within fifteen (15) days of receipt of such written notice, elect one of the following:

a.    Consent to such proposed assignment, encumbrance or sublease; or

b.    Refuse in writing such consent, which refusal shall be on reasonable grounds; which grounds shall be set forth in such writing.

Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease.  Occupancy of all or part of the Premise by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting.

27.    Subordination.  Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to the Building, the Lease shall be subject and subordinate at all times to:

a.    All ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and

b.    The lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security.  Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this lease.  In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall notwithstanding any subordination, attorn to and become the Tenant of successor in interest to Landlord, at the option of such successor in interest, provided that such successor-in-interest agrees to execute a non-disturbance agreement reasonably acceptable to Tenant.  Tenant covenants and agrees to execute and deliver, upon demand by Landlord any additional reasonable documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgagee or deed of trust provided the same requires that any ground lessor mortgagee or beneficiary will recognize this Lease in the event it succeeds to the interest of Landlord hereunder.

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28.    Estoppel Certificate.

a.    Within five (5) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying:

(i)    The date of commencement of this lease;

(ii)    The fact that this Lease is unmodified and in full force and effect (or if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications);

(iii)    The date to which the rental and other sums payable under this lease have been paid;

(iv)    The fact that there are no current defaults under the Lease by either Landlord (to Tenant's knowledge) or Tenant except as specified in Tenant's statement; and

(v)    Such other matters reasonably requested by Landlord.  Landlord and Tenant intend that any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest may rely upon any statement delivered pursuant to this Paragraph 28 therein.

b.    Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant;

(i)    That this Lease is in full force and effect, without modification except as may be represented by Landlord; and

(ii)    That there are no incurred defaults in Landlord’s performance; and

(iii)    That not more than one (1) month's rental has been paid in advance.

c.    Within ten (10) days following any written request which Tenant may make from time to time, Landlord shall execute and deliver to Tenant a statement certifying as to the matters listed in Paragraph 28a above and any other matters reasonably requested by Tenant.

29.    Rules and Regulation.  Tenant shall faithfully observe and comply with reasonable rules and regulations developed and put into effect by Landlord and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord.  Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said rules and regulations.  Landlord shall use reasonable efforts to uniformly enforce common rules and regulations against all tenants of the Building.

30.    Conflict of Laws.  This Lease shall be governed by and construed pursuant to the laws of the State of California.

31.    Successors and Assigns.  Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

32.    Surrender of Premises.  The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or sub-tenancies.

33.    Attorneys' Fees.

a.    In the event either party hereto should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

b.    Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorneys' fees.  Should Tenant be named as a defendant in any suit brought against Landlord in connection with or arising out of Landlord's interest in the Building, Landlord shall pay to Tenant its costs and expenses incurred in such suit, including reasonable attorney's fees.

34.    Performance by Tenant.  All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.  If Tenant shall fail to pay any sum of money, other than Annual Basic Rent, required to be paid by it hereunder and such failure shall continue for three (3) days after written notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided.  All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand, Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Rent.  For each such late payment, Tenant shall also pay to Landlord a service charge.  Rent payment is due on the first day of each month and considered late and delinquent if not received in Landlord's office by the tenth day of the month.  Service charge for late payment shall be ten (10%) percent of any past due balance.  In the event that any check, draft, or other instrument of payment given by Tenant to Landlord is dishonored for any reason, Tenant agrees to pay to Landlord the sum of $20.00 in addition to any late charges incurred as stated above.

35.    Mortgagee Protection.  In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default.

36.    Definition of Landlord. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises.  In the event of any transfer, assignment or other conveyance or transfers of any such title or leasehold, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises.  Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

37.    Waiver.  The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of either party to insist upon the performance by the other party in strict accordance with said terms.  The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

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38.    Parking.  Tenant shall have the right to park in the building's parking facilities in common with other tenants of the building project upon terms and conditions as may from time to time be established by Landlord.  Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities.  Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces between Tenant and other tenants.  Landlord shall provide Tenant with one parking space for each 250 square feet of the leased space within the Premises, as designated in Paragraph 1, above, in the Building Project’s parking facilities at no additional cost to Tenant.

39.    Terms and Headings.  The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular.  Words used in any gender include other genders.  If there are more than one Tenant the obligations hereunder imposed upon Tenant shall be joint and several.  The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

40.    Examination of Lease.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

41.    Time.  Time is of essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

42.    Prior Agreements: Amendments.  This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose.  No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

43.    Separability.  Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

44.    Recording.  Neither Landlord nor Tenant shall record this Lease or a short form memorandum thereof without the consent of the other.

45.    Consents.  Whenever the consent of either party is required hereunder-such consent shall not be unreasonably withheld, or delayed.

46.    Limitation on Liability.  In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

a.    The sole and exclusive remedy shall be against the Landlord and its assets.

b.    No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

c.    No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

d.    No partner of Landlord shall be required to answer or otherwise plead to any service of process;

e.    No judgment will be taken against any partner of Landlord;

f.    Any judgment taken against any partner of Landlord may be vacated and set aside at any time;

g.    No writ of execution will ever be levied against the assets of any partner of Landlord;

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h.    These covenants and agreements are enforceable both by Landlord and also by any partner of  Landlord.

47.    Riders.  Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part thereof.

48.    Signs and Auctions.  Tenant shall not place any sign upon the Premises or the Building or conduct any auction thereon.  Landlord shall provide initial Tenant signage for suite entrance door limited to one business name.

49.    Modification for Lender.  If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

50.    Accord and Satisfaction.  No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

51.    Financial Statements.  At any time during the term of this Lease, Tenant shall upon ten (10) business days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year.  Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.  Landlord agrees that any financial statements provided are to be kept confidential and treated as proprietary information.  Such statements shall be used only in ways that are reasonably related to this Lease and shall not be made public.

52.    Rent.  Monthly “full service” rent for the first year of the Lease shall be at the rate of $  1.40        per rentable square foot.  Following is the amount of monthly payments of rent for the Premises, based upon rentable square feet of office space.  Measurement of square feet is defined by architect’s plans and Landlord and Tenant agree with such definition.  Rent amount includes Landlord’s allowance for costs of gas and electric, based upon Tenant’s normal use of utilities, five days per week from the hours of 6:00 am through 6:00 PM.  If Tenant exceeds normal use and costs, Landlord shall provide written notification of the amount the costs exceed the allowance for the period covered, and Tenant shall pay to Landlord the amount within 10 calendar days after receiving the notification.  Tenant shall pay directly for costs of any communication, telephone and security systems associated with the leased space within the Premises, per Paragraph 1, above. Should the Commencement Date be other than as shown in Paragraph 1, above, the dates below will be adjusted accordingly.  First Month’s Rent ($2,198.00) and the Security Deposit ($2,198.00), total deposits of $      4,396.00                   , are to be made at the time of signing this Lease by Tenant.

RENTAL PERIOD	MONTHLY RENT
Months 01- 12	$2,198.00

OPTION PERIOD	MONTHLY RENT
Months 13-24	$2,264.00

53.    Option to Renew.  Provided that Tenant is not in default in the performance of this lease, Tenant shall have the option to renew this lease for one (1) additional one (1) year period at the rental rate shown in paragraph 52 above, with all other terms and conditions of the Lease applicable during the option period.  To exercise this option, Tenant must notify Landlord, in writing no later than ninety (90) days prior to end of lease term.  If Tenant does not so notify Landlord, the option to renew is canceled and Tenant shall vacate the subject space by end of the lease term.

54.    Security System.  Tenant shall have the right to install a security alarm system within the Premises at Tenant’s expense.  In the event Tenant removes such alarm system upon the termination of the Lease, Tenant shall repair all damage to the Premises caused by such removal.

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55.    Reasonable Hours and Usage of Utilities. Landlord considers reasonable and normal provision of lighting and HVAC to premises Monday through Friday, from 6:00 AM to 6:00 PM.  If Tenant requires or utilizes more power than is considered normal by Landlord, Landlord shall require Tenant to pay the cost, as fairly determined by Landlord, of such extraordinary usage.

56.    Broker. Sammy F. Cemo is the CEO of the brokerage firm Cemo Commercial, Inc. and also is a member of CSS Properties, LLC.

57.    Tenant Improvements.  Tenant shall accept Premises “as-is”, except Landlord, at Landlord’s sole cost and expense shall:

a.	Paint the entire suite,
b.	Replace the carpet,
c.	Remove the built-in desk, and
d.	Add 4-20 amps circuits.

58.    Payments.  A summary of deposit, to be paid by Tenant at time of Lease execution, is as follows:

First Month Rent on Leased Space	$ 2,198.00
Security Deposit on Leased Space	2,198.00
Total Deposits	$4,396.00

Payments are to be made payable to:
Six Sierra Property Management

and mailed
c/o Cemo Commercial
1107 Investment Blvd, Ste 150
El Dorado Hills, CA  95762

AGREED AND ACCEPTED

Landlord:	Tenant:
CSS Properties, LLC	Cellynx, Inc.

_________________________	_______________________________

Print: Sammy F. Cemo, Member	Print: ___________________________

Date: _____________________	Date: ___________________________

Attachments:

Exhibit A:    Floor Plan
Exhibit B:    Rules and Regulations

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Exhibit A
Floor Plan- 5047 Robert J Mathews Ste 400

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Exhibit B
Rules and Regulations

1.    No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building or the Premises without the prior written consent of Landlord.  Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.  Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall, which may appear unsightly from outside "the Premises".

2.    Any bulletin board or directory of the Building provided shall be exclusively for the display of the name and location of Tenant and Landlord reserves the right to exclude any other names therefrom.

3.    The sidewalks, halls, passages, exits, entrances and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises.  The halls, passages, exits, entrances, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities.  No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

4.    Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the written consent of Landlord and Tenant must provide Landlord with an access key within 24 hours of any such change.

5.    The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

6.    Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof.  No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct.

7.    No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner, as Landlord shall designate.  Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building.  Safes or other heavy objects shall, if considered necessary by Landlord; stand on wood strips of such thickness as is necessary to properly distribute the weight.  Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.  There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

8.    Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the building for the purpose of cleaning the same.  Tenant shall not cause an unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.  Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person.

9.    Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.  No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.  No Tenant shall throw anything out of doors or down the passageways.

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10.    The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes.  No Tenant shall occupy or permit any portion of his Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, or tobacco in any form, or as a barbershop or manicure shop.  No Tenant shall advertise for laborers giving an address at the Premises.  The Premises shall not be used for lodging or sleeping or for any illegal purposes.

11.    Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

12.    Landlord will direct electricians as to where and how telephone wires are to be introduced.  No boring or cutting for wires will be allowed without the consent of Landlord.  The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

13.    All keys to offices, rooms and toilet rooms shall be obtained from Landlord's Office and Tenant shall not from any other source duplicate, obtain keys or have keys made without Landlord's approval.  The Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys of the offices, rooms and toilet rooms which shall have been furnished or shall pay the Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

14.    No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord.  The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

15.    No furniture, packages, supplies, equipment or merchandise will be received in the Building, except between such hours as shall be designated by Landlord.

16.    On Sundays, legal holidays and on Saturday commencing at 12:00 noon, and on other days between the hours of 7:00 P.M. and 7:00 A.M. the following day, access to the building, or to the halls, corridors, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the building in charge and has a pass or is properly identified.  The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.  The Landlord reserves the right to prevent access to the Building for the safety of the tenants and protection of property in the Building and the Building.  Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Sundays, legal holidays, and on Saturdays commencing at 12:00 noon, and on other days between the hours of 7:00 P.M. and 7:00 A.M., and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its tenants.

17.    Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building.

18.    Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

19.    The requirements of Tenant will be attended to only upon application at the Office of the Building.  Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord.

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20.    No vending machine or machines of similar type shall be installed, maintained, or operated upon the Premises without the written consent of the Landlord.

21.    Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building of which the Premises are a part.

22.    Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

23.    Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

24.    Tenants shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

25.    Without the written consent of Landlord, Tenant shall not use the name of the Building and shall cooperate to prevent same.

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